Exhibit 32.2
Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, R. Scott Blackley, Chief Financial Officer and Controller of Capital One Financial Corporation ("Capital One"), a Delaware corporation, do hereby certify that:

1.
The Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 (the “Form 10-Q”) of Capital One fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Capital One.

Date:	July 29, 2016	By:	/s/ R. SCOTT BLACKLEY
R. Scott Blackley Chief Financial Officer and Controller
A signed original of this written statement required by Section 906 has been provided to Capital One and will be retained by Capital One and furnished to the Securities and Exchange Commission or its staff upon request.